Exhibit 99.1
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:
Alan J. Robin, Esq.
Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, CA 94111
SECOND MODIFICATION OF PROMISSORY NOTE, DEED OF TRUST,
SECURITY AGREEMENT AND FIXTURE FILING, ASSIGNMENT OF LEASES AND
OTHER LOAN DOCUMENTS
THIS SECOND MODIFICATION OF PROMISSORY NOTE, DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING, ASSIGNMENT OF LEASES AND OTHER LOAN DOCUMENTS (this “Second Amendment”) is executed as of March 25, 2009 (the “Effective Date”), by SHR St. Francis, L.L.C., a Delaware limited liability company (“Trustor”), DTRS St. Francis, L.L.C., a Delaware limited liability company (“Operating Lessee”) and Metropolitan Life Insurance Company, a New York corporation ( “Lender”), with reference to the following facts and circumstances:
A. Lender made a mortgage loan (“Loan”) to Trustor, in the original principal amount of $220,000,000.00, which loan was evidenced by a Promissory Note dated as of July 6, 2006 by Trustor in favor of Lender (as heretofore amended and modified, the “Note”).
B. The Note is secured by, among other documents, (i) a Deed of Trust, Security Agreement and Fixture Filing dated as of July 6, 2006 (the “Original Deed of Trust”), executed by Trustor to Fidelity National Title Insurance Company, as Trustee, for the benefit of Lender, as Beneficiary, recorded July 7, 2006, as Instrument No. 2006-I209424-00 of the Official Records of San Francisco County, California (the “Official Records”) and (ii) an Assignment of Leases dated as of July 6, 2006 (the “Assignment of Leases”) executed by Trustor and Operating Lessee, as assignor, to Lender, as assignee, recorded July 7, 2006, as Instrument No. 2006-I209425-00 in the Official Records.
C. The Original Deed of Trust as amended by a First Amendment to Deed of Trust, Security Agreement and Fixture Filing dated as of January 21, 2009 and recorded January 22, 2009, as Document No. 2009-I711345-00 in the Official Records is hereinafter referred to as the “Deed of Trust”.

D. The Deed of Trust encumbers a fee estate in certain real property known as the St. Francis Hotel located in San Francisco, California, as more particularly described on Exhibit A attached hereto, together with certain other personal property and other property as set forth therein, which is more particularly described in Exhibit A (collectively, the “Property”).
E. In connection with the Loan, (i) Trustor and Strategic Hotel Funding, L.L.C., a Delaware limited liability company (“Liable Party”) executed an Unsecured Indemnity Agreement dated as of July 6, 2006 in favor of Lender and a First Amendment to Unsecured Indemnity Agreement dated as of January 21, 2009 (collectively, the “Indemnity Agreement”) and (ii) Liable Party executed a Guaranty dated as of July 6, 2006 in favor of Lender and a First Amendment to Guaranty dated as of January 21, 2009 (collectively, the “Guaranty”).
F. In connection with this Second Amendment, (i) Lender, Trustor and Liable Party have executed a Second Amendment to Unsecured Indemnity Agreement dated as of the Effective Date and (ii) Lender and Liable Party has executed a Second Amendment to Guaranty dated as of the Effective Date.
G. The Note, the Deed of Trust, the Assignment of Leases, and the other Loan Documents (as such term is defined in the Deed of Trust), as each of the same may be modified and amended hereby, are referred to herein as the “Loan Documents.”
H. The Unsecured Indemnity Agreement, the First Amendment to Unsecured Indemnity Agreement Amendment, the Second Amendment to Unsecured Indemnity Agreement, the Guaranty, the First Amendment to Guaranty and the Second Amendment to Guaranty are not Loan Documents.
I. Trustor has requested that Lender consent to certain changes in the covenants and obligations pertaining to Liable Party and the parties hereto now wish to amend and modify the Loan Documents to reflect such changes.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Deed of Trust.
2. Modification of Deed of Trust.
(a) The term “Note” as used in the Deed of Trust is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Deed of Trust” is hereby amended to refer to the Deed of Trust as modified by the Second Amendment.
(c) The term “Loan Documents” as used in the Deed of Trust is hereby amended to refer to the Loan Documents as modified by the Second Amendment.

(d) The term “Unsecured Indemnity Agreement” as used in the Deed of Trust is hereby amended to refer to the Unsecured Indemnity Agreement as modified by the Second Amendment to Indemnity Agreement.
(e) The term “Guaranty” as used in the Deed of Trust is hereby amended to refer to the Guaranty as modified by the Second Amendment to Guaranty.
(f) Section 8.5(b) of the Deed of Trust is hereby deleted in its entirety and the following substituted in its place and stead:
“Trustor covenants and agrees that at all times during the term of the Loan, (i) Strategic Hotels & Resorts Inc. (“SHRI”) shall own at least fifty-one percent (51%) of the equity of Liable Party and Control the Liable Party and (b) the Consolidated Group (as hereinafter defined) shall maintain a Consolidated Tangible Net Worth (as hereinafter defined) of not less than $600,000,000.00 plus seventy-five percent (75%) of the net proceeds to SHRI of any new issuances of common Capital Stock (as hereinafter defined) but excluding therefrom (x) the proceeds of any common Capital Stock of SHRI or Liable Party used in a transaction or a series of transactions to redeem all or any portion of an outstanding issue of Capital Stock (including payment in connection therewith of any accrued dividends) or (y) Capital Stock of SHRI or Liable Party issued to discharge indebtedness (the “Required Minimum Net Worth”).
For the purpose of this Section, (w) “Consolidated Group” shall mean Liable Party, SHRI and their Subsidiaries (for all purposes in connection herewith, a “Subsidiary” is for any entity, any other entity in which such first entity or a subsidiary of such entity holds Capital Stock and whose financial results would be consolidated under generally accepted accounting principles (“GAAP”) with the financial results of such first entity on the consolidated financial statement of such first entity), (x) “Consolidated Tangible Net Worth” shall mean, at any time, the tangible net worth of the Consolidated Group determined in accordance with GAAP, calculated based on (a) the shareholder book equity of SHRI’s common Capital Stock, plus (b) accumulated depreciation and amortization of the Consolidated Group, plus (c) to the extent not included in clause (a), the amount properly attributable to the minority interests, if any shown on SHRI’s balance sheet, in each case determined without duplication and in accordance with GAAP, and (d) excluding any goodwill and any currency translation adjustment and (y) “Capital Stock” means, with respect to any entity, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital of such entity, including if such entity is a partnership or a limited liability company, partnership interests (whether general or limited) or membership interests, as applicable, and any other interest or participation that confers on an entity the right to receive a share of the profits and losses of, or distributions of assets of, such partnership or limited liability company, as applicable, whether now outstanding or issued after March 9, 2007. For the avoidance of doubt, debt securities evidencing unsecured indebtedness issued by SHRI, Liable Party or a Subsidiary that are not secured by a lien (or such obligations are secured by a lien but the right of recovery of the obligee is not limited to the assets of a special/single purpose entity) and that are convertible or exchangeable, under certain circumstances, into cash and/or common stock of SHRI shall not be deemed Capital Stock of the Liable Party or SHRI for purposes of this Deed of Trust or the other Loan Documents.

Trustor covenants and agrees to provide to Beneficiary a compliance certificate (“Compliance Certificate”), executed and certified by an authorized financial officer of SHRI, showing (in form, scope and detail reasonably approved by Beneficiary, including with respect to appropriate calculations and computations) compliance with the financial covenants set forth in this Section 8.5(b) (including reconciliation to GAAP, if applicable). The Compliance Certificate shall be provided to Beneficiary as soon as available and in any event (i) within sixty (60) days after the end of each of the first three Fiscal Quarters of a Fiscal Year of the Consolidated Group (for all purposes in connection herewith, a “Fiscal Year” shall be each period of twelve (12) consecutive calendar months ending on December 31 and a “Fiscal Quarter” shall be any quarter of a Fiscal Year ending on the last day of March, June, September or December ) and (ii) within one hundred (120) days after the end of each Fiscal Year of the Consolidated Group.”
3. Modification of Note.
(a) The term “Note” as used in the Note is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Deed of Trust” as used in the Note is hereby amended to refer to the Deed of Trust as modified by the Second Amendment.
(c) The term “Loan Documents” as used in the Note is hereby amended to refer to the Loan Documents as modified by the Second Amendment.
(d) The term “Unsecured Indemnity Agreement” as used in the Note is hereby amended to refer to the Unsecured Indemnity Agreement as modified by the Second Amendment to Unsecured Indemnity Agreement.
(e) The term “Guaranty” as used in the Note is hereby amended to collectively refer to the Guaranty as modified by the Second Amendment to Guaranty.
4. Modification of Assignment of Leases.
(a) The term “Note” as used in the Assignment of Leases is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Deed of Trust” as used in the Assignment of Leases is hereby amended to refer to the Deed of Trust as modified by the Second Amendment.
(c) The term “Loan Documents” as used in the Assignment of Leases is hereby amended to refer to the Loan Documents as modified by the Second Amendment.
5. Modification of Loan Documents.
(a) The term “Note” as used in any of the Loan Documents is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Deed of Trust” as used in any of the Loan Documents is hereby amended to refer to the Deed of Trust as modified by the Second Amendment.
(c) The term “Assignment of Leases” as used in any of the Loan Documents is hereby amended to refer to the Assignment of Leases as modified by the Second Amendment.

6. Representations and Warranties.
A. Trustor represents and warrants that as of the Effective Date, it has no existing and asserted (and, to its knowledge, no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Deed of Trust, the Note or any other obligations under any of the Loan Documents, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished.
B. Trustor represents and warrants that as of the Effective Date, there are no defaults, and to its knowledge no events which with notice or the lapse of time, or both, would constitute a default, under the Note, the Deed of Trust, or any of the other Loan Documents or under the Indemnity Agreement or the Guaranty.
7. No Rights Conferred on Others. Nothing contained herein shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Loan Documents.
8. Non-Impairment. Trustor hereby confirms each of the covenants, agreements and obligations of Trustor set forth in the Loan Documents, as modified and amended hereby. Except as expressly provided herein, nothing contained in this Second Amendment shall (i) alter or affect any provision, condition or covenant contained in the Note, the Deed of Trust, the Assignment of Leases or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Note, the Deed of Trust, the Assignment of Leases and the other Loan Documents shall each continue in full force and effect, except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Deed of Trust which shall be and remain a first lien encumbering the property covered by the Deed of Trust.
9. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.
10. Prior Agreements; Amendment.
A. The Loan Documents, including this Second Amendment (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (ii) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Second Amendment and those of any of the original Loan Documents, the terms, conditions and provisions of this Second Amendment shall prevail.
B. No change or modification of this Second Amendment shall be valid unless the same is in writing signed by Trustor and Beneficiary.

11. Legend. Lender may place an appropriate legend on the Note indicating the existence of this Second Amendment.
12. Governing Law; Jurisdiction. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California. On behalf of itself and all of its constituents, each of the signatories hereby agrees and consents to the exclusive jurisdiction and venue of the state courts of California and the federal courts of the United States having territorial jurisdiction where the Property is located.
13. Severability. If any court of competent jurisdiction determines any provision of this Second Amendment or any of the Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Loan Documents.
14. Notices. All notices pursuant to this Second Amendment shall be given in accordance with the Notice provision of the Deed of Trust.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

TRUSTOR: SHR St. Francis, L.L.C., a Delaware limited liability company
By:	/s/ Ryan Bowie
	Name:	Ryan Bowie
	Its:	Vice President, Treasurer
OPERATING LESSEE: DTRS St. Francis, L.L.C., a Delaware limited liability company
By:	/s/ Ryan Bowie
	Name:	Ryan Bowie
	Its:	Vice President, Treasurer
LENDER: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation
By:	/s/ Matthew W. Sharples
	Name:	Matthew W. Sharples
	Its:	Director

S-1

EXHIBIT A

DESCRIPTION OF LAND
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN FRANCISCO, COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
PARCEL A:
BEGINNING at a point formed by the intersection of the Northerly line of Geary Street with the Westerly line of Powell Street; running thence Northerly, along the Westerly line of Powell Street, 275 feet to the corner formed by the intersection of the Westerly line of Powell Street with the Southerly line of Post Street; running thence Westerly, along the Southerly line of Post Street, 192 feet and 6 inches; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the Northerly line of Geary Street; thence Easterly, along the Northerly line of Geary Street, 215 feet and 2-1/4 inches to the point of beginning.
BEING a portion of 50 Vara Block No. 168
Assessor’s Parcel No: Lot 1, Block 307
PARCEL B:
BEGINNING at a point on the Northerly line of Geary Street, distant thereon 215 feet and 2-1/4 inches Westerly from the Westerly line of Powell Street, as said lines and all other street lines hereinafter mentioned are positions according to the “Monument Map of Fifty Vara District of the City and County of San Francisco” filed January 7, 1910, in Map book “G” at Page 151, in the Office of the Recorder in the City and County of San Francisco, State of California:
Running thence Westerly, along said line of Geary Street, 60 feet and 2-1/4 inches to a point thereon, said point being 137 feet 10 1/2 inches easterly from the easterly line of Mason Street; thence at a right angle Northerly 137 feet and 6 inches; thence at a right angle Westerly 27 feet and 10 1/2 inches; thence at a right angle Northerly 137 feet and 6 inches to the Southerly line of Post Street; thence at a right angle Easterly, along said line of Post Street, 110 feet 9 inches to a point thereon 192 feet and 6 inches Westerly from the Westerly line of Powell Street; thence at a right angle Southerly 137 feet and 6 inches; thence at a right angle Westerly 22 feet and 8-1/4 inches; thence at a right angle Southerly 137 feet and 6 inches to the point of beginning.
BEING a portion of 50 Vara Block No. 168
Assessor’s Parcel No. Lot 13, Block 307

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)
I, Nancy Cochand, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Ryan Bowie, a Vice President of SHR ST FRANCIS, L.L.C., a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 12th day of March, 2009.

/s/ Nancy Cochand
(seal)

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)
I, Nancy Cochand, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Ryan Bowie, a Vice President of DTRS St. FRANCIS, L.L.C., a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 12th day of March, 2009.

/s/ Nancy Cochand
(seal)

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)
I, Theresa Ascaridis, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Matthew W. Sharples, a Director of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 18 day of March, 2009.

/s/ Theresa Ascaridis
(seal)